UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE FIRST MARBLEHEAD CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 14, 2011
Meeting Information Meeting Type: Annual Meeting For holders as of: September 20, 2011 Date: November 14, 2011 Time:10:00 AM EST
THE FIRST MARBLEHEAD CORPORATION
	Location:	Offices of WilmerHale LLP 399 Park Avenue New York, New York 10022 http://ir.fmd.com/am2011.html

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement        2. Annual Report / Form 10-K        3.Voter Instruction Form

How to View Online:

Have the information that is printed in the box marked by the arrow g (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 31, 2011 to facilitate timely delivery.
— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
01	Nancy Y. Bekavac	02	William R. Berkley	03	Dort A. Cameron III	04	Henry Cornell	05	George G. Daly
06	Peter S. Drotch	07	Thomas P. Eddy	08	William D. Hansen	09	Daniel Meyers
The Board of Directors recommends you vote FOR the following proposal(s):
2	To ratify the appointment of KPMG LLP as The First Marblehead Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2012.
3	To approve The First Marblehead Corporation 2011 stock incentive plan.
4	To approve, on an advisory basis, the compensation of The First Marblehead Corporation’s named executive officers.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
5	To approve, on an advisory basis, the frequency of holding future advisory votes on named executive officer compensation.
NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Reserved for Broadridge Internal Control Information

Voting Instructions